Item 1. Report to Stockholders:
-------------------------------

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam
New Opportunities
Fund

6 | 30 | 05

Annual Report

[GRAPHICS OMITTED: VINEYARD COVER, SCALE AND LOGO]

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.


What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: SIGNATURE, JUSTICE SAMUEL PUTNAM 1830]

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.


Putnam
New Opportunities
Fund

6 | 30 | 05

Annual Report

Message from the Trustees                          2
About the fund                                     4
The year in review                                 7
Performance                                       12
Expenses                                          15
Turnover                                          17
Risk                                              18
Your fund's management                            19
Terms and definitions                             22
Trustee approval of management contract           24
Other information for shareholders                29
Financial statements                              30
Federal tax information                           57
Shareholder meeting results                       58
Brokerage commissions                             60
About the Trustees                                61
Officers                                          67

Cover photograph: Vineyard, Napa County, California[C] Charles O'Rear


Message from the Trustees

Dear Fellow Shareholder

During the fiscal year ended June 30, 2005, the Federal Reserve Board's more restrictive monetary policy, along with high energy prices, began to moderate the pace of economic expansion. International markets generally outperformed stock and bond markets in the United States. However, the U.S. dollar strengthened against foreign currencies, partially offsetting the effects of these gains. Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund.

More information about your fund's strategy and history has been added to this report. We have also included additional information about your fund's management team, including compensation data pertaining to your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam.


We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead.

Respectfully yours,

/S/ GEORGE PUTNAM, III
George Putnam, III
President of the Funds

/S/ JOHN A. HILL
John A. Hill
Chairman of the Trustees

August 17, 2005

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Putnam New Opportunities Fund: investing through 15 years of unprecedented innovation

Long before most Americans could imagine the Internet, digital music files, or owning a cell phone small enough to fit in their pockets, Putnam New Opportunities Fund was seeking growth potential in emerging, cutting-edge companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, which can also offer strong growth potential.

Among the holdings in the fund's portfolio shortly after it was introduced in 1990 was the stock of Symantec, then a 9-year-old emerging software company. Today, Symantec is a leading maker of antivirus software, which has seen explosive demand as the Internet and computer networks have become an essential component of everyday life.

The managers of the fund focus on bottom-up stock selection in seeking above-average growth for investors. Putnam's in-house research organization, whose dedicated analysts work in teams, helps the management teams find growth stocks that other investors may have overlooked. The specialized expertise of these Putnam analysts, who visit with the managements of thousands of companies each year, is critical to the success of the fund's growth strategy.

An important benefit of the fund's strategy is its flexibility -- it diversifies across a range of industries and capitalizations. The fund can invest in smaller companies that are in their emerging- or expansionary-growth phases, and these companies can remain in the fund's portfolio until they grow to become market leaders.


[GRAPHIC OMITTED: CD STACK]

Holdings can grow from emerging stocks to market leaders.

Many leading companies in the fund's portfolio were also in the portfolio when they were smaller, emerging companies. The management teams have strategically bought and sold these and other stocks of growing companies across a wide range of industries.


[GRAPHICS OMITTED: SAFE, MOUSE, BEAKERS AND TOOLBOX]

1991

Symantec

Initial public offering was in 1989; today, the world's leading maker of antivirus software

1993

Cisco Systems

Went public in February 1990; today, a dominant force in computer networking systems

1995

Amgen

Established in 1980 with 3 employees; today, a leading biotechnology company with over 14,000 employees (as of 2004)

1997

The Home Depot

Opened in 1979 with 3 stores and $7 million in sales; today, the largest home-improvement retailer with over 1,800 stores and $73 billion in sales (fiscal 2004)


Of course, historically, markets have been volatile at times for growing companies; the growth potential offered by these stocks comes with the risk of greater price fluctuations. Combining small-cap stocks with the stocks of larger, well-established companies provides a more diversified approach to help manage those risks.

While the next decade will bring as many extraordinary changes as the last one, the teams managing Putnam New Opportunities Fund will continue to focus on capturing growth potential for investors.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund's management teams seek attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by the members of the teams to ensure that it continues to meet their criteria, including:

Growth They examine each company's financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential.


[GRAPHICS OMITTED: FIRST AID KIT AND PALETTE]

2000

UnitedHealth Group

Founded in 1974 as Charter Med; today, a leading health-care services company

2002

Adobe Systems

Went public in 1986; today, one of the largest software companies, creator of the hugely successful Adobe Acrobat[R]

Source: Company Web sites as of 6/30/05.

Identified holdings were held during the specific year; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see page 9.


Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest-quality large-cap companies as well as small- and mid-cap growth companies. The fund's management teams seek to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small, midsize, and large companies.

-----------------------------------------------------------------------------
Highlights

* For the 12 months ended June 30, 2005, Putnam New Opportunities Fund's class A shares had a total return of 6.78% at net asset value (NAV, or without sales charges).

* The fund's primary benchmark, the Russell 3000 Growth Index, returned 1.90% for the same period.

* The average return for the fund's Lipper category, Multi-Cap Growth Funds, was 5.01%.

* The fund's benchmark changed from the Russell Midcap Growth Index to the Russell 3000 Growth Index. See the Strategy Overview section for details.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

-----------------------------------------------------------------------------
Performance

Total return for class A shares for periods ended 6/30/05

Since the fund's inception (8/31/90), annualized return is 14.04% at NAV; and 13.63% at POP.
-----------------------------------------------------------------------------
                  Annualized return         Cumulative return
                  NAV          POP          NAV          POP
-----------------------------------------------------------------------------
10 years         6.50%        5.92%       87.67%       77.81%
-----------------------------------------------------------------------------
5 years        -13.17       -14.10       -50.65       -53.24
-----------------------------------------------------------------------------
1 year           6.78         1.17         6.78         1.17
-----------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.


Report from the fund managers

The year in review

Looking back over the past 12 months, it would appear that the U.S. stock market, and growth stocks specifically, should have had solid performance. The economy has continued to grow at a steady pace; long-term interest rates and mortgage rates have remained at historically low levels; and inflation has also been low. However, growth-oriented stocks have only seen sluggish, albeit positive performance, in part because forward-looking investors have been concerned about other factors, including high energy prices, rising short-term interest rates, and large trade and federal budget deficits. In this environment, we increased the fund's focus on fundamental research and individual stock selection. Our "all-cap" approach, which seeks outperforming returns from stocks of companies of all sizes, produced results that were ahead of the fund's benchmark index and Lipper category average (based on performance at net asset value).

Market overview

In the first half of your fund's fiscal year, the stock market posted gains, although investors were distracted by a number of concerns. While the economy continued to expand, job creation improved, and corporate profits were generally solid, investors grew concerned about rising short-term interest rates, soaring energy prices, and the outcome of U.S. elections. Stocks fell sharply from July to mid-August, responding to a series of interest-rate increases by the Federal Reserve Board, the dramatic rise in oil prices, and a series of destabilizing events in Iraq. However, stocks posted strong gains in November and December, as investors responded positively to lower oil prices and the completion of the presidential election and appeared to focus on reports of sustained economic expansion and strong corporate earnings.

The new year brought little relief to the flat overall returns in the stock market during 2004. From January through March 2005, growth stocks generally declined, as investors renewed concerns about the effects of higher short-term interest rates and energy prices on the economy and corporate profits. Despite earnings reports that were generally positive, investors continued to look ahead with caution. Adding to their concerns were difficulties in the pharmaceutical and automotive industries, which significantly underperformed the market.

In the final three months of the fiscal year, growth stocks staged a solid recovery. Investors were finally attracted by valuations that had reached low levels -- especially considering the generally solid fundamental health and favorable earnings prospects of many growth-oriented companies.

Strategy overview

Drawing on the expertise of a dedicated team of stock analysts, we streamlined the portfolio during the period. Our goal was (and remains) to invest in a smaller number of stocks in order to better focus our research and analysis on what we consider the most attractive investment opportunities in the growth-stock universe. Through a systematic investment process, we develop computer models to test companies on a number of variables -- particularly their quality, growth potential, and valuations. Once a stock is selected for the fund's portfolio, it is regularly assessed to ensure that it continues to meet our criteria. Using this disciplined, company-by-company approach, we pared the fund's holdings down significantly during the period.

-----------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/05.

-----------------------------------------------------------------------------
Equities
-----------------------------------------------------------------------------
Russell 3000 Growth Index (multi-cap growth stocks)                   1.90%
-----------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)          10.86%
-----------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)               11.18%
-----------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                               13.65%
-----------------------------------------------------------------------------
Bonds
-----------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                       6.80%
-----------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)    6.65%
-----------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)       7.61%
-----------------------------------------------------------------------------

It is also important to note that your fund has a new benchmark, the Russell 3000 Growth Index. Putnam management believes that this index, which includes companies of all sizes, is a better reflection of the fund's holdings than its former benchmark, the Russell Midcap Growth Index, which measures the performance of a more narrowly focused group of mid-cap stocks.

Your fund's holdings

Consumer stocks made solid contributions to performance during the period. In the retail sector, American Eagle Outfitters, a retailer of casual clothing for 15- to 25-year-olds, was a significant contributor. After delivering sluggish earnings in 2003, American Eagle made several improvements to its product line in order to appeal to its target customers. In 2004, the company's sales grew 30% -- at a time when overall retail sales were weak as consumers worried about job losses and rising energy prices. We chose this stock because of its growth potential as well as its valuation, which we found to be attractive in the wake of the company's struggling sales prior to 2004. Also in the retail sector, Michael's Stores, Inc. bolstered the fund's performance. This specialty retailer sells a wide range of arts, crafts, framing, floral, decorative wall decor, and seasonal products to hobbyists and do-it-yourself home decorators in the U.S. and Canada. The company has benefited greatly from an aging population that enjoys doing home decorating and crafts projects.


-----------------------------------------------------------------------------
Comparison of top industry weightings

This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

[GRAPHIC OMITTED: horizontal bar chart COMPARISON OF TOP INDUSTRY WEIGHTINGS]

                          as of           as of
                       12/31/04         6/30/05

Medical
technology                 8.5%           10.4%
------------------------------------------------------------------------------

Retail                     8.6%            8.7%
------------------------------------------------------------------------------

Software                  11.4%            8.7%
------------------------------------------------------------------------------

Electronics                5.0%            7.0%
------------------------------------------------------------------------------

Pharmaceuticals            8.0%            6.2%
------------------------------------------------------------------------------


In the technology sector, Adobe Sys tems, a computer software company, was a strong contributor to the fund's relative returns. Adobe's strong revenue growth in 2004 was due in large part to the growing popularity of its products among consumers and creative arts professionals. Its most successful products include Adobe Acrobat[R] for creating PDF files and Adobe Photoshop for editing digital photographs. In addition to its growth potential, we selected Adobe for its quality -- it is a fundamentally strong company that generates a lot of free cash flow. Autodesk, another software company, also helped the fund's relative performance due to strong sales and earnings results. Auto desk is a world-leader in computer-aided design and engineering products.

In another move that was beneficial, management reduced or eliminated certain poor-performing stocks from the portfolio, such as Pfizer, Inc., which declined after one of its products, Celebrex, was linked to heart problems. We reduced the fund's holdings over several months and eliminated the position before the period ended.

Another stock that detracted from performance was Career Education Corp. This stock was highly volatile over the past year, in large part due to a management scandal that hurt earnings and made investors skeptical about the company's prospects. We reduced this holding before the period's end but have not yet eliminated the position. Lexmark International, a manufacturer of computer printers, also declined due to increased competition from Hewlett Packard. We have reduced the fund's exposure to this holding.


------------------------------------------------------------------------------
Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 6/30/05. The fund's holdings will change over time.

------------------------------------------------------------------------------
Holding (percent of fund's net assets)    Industry
------------------------------------------------------------------------------
Johnson & Johnson (3.8%)                  Pharmaceuticals
------------------------------------------------------------------------------
Microsoft Corp. (3.5%)                    Software
------------------------------------------------------------------------------
Cisco Systems, Inc. (2.8%)                Communications equipment
------------------------------------------------------------------------------
Procter & Gamble Co. (The) (2.7%)         Consumer goods
------------------------------------------------------------------------------
Intel Corp. (2.3%)                        Electronics
------------------------------------------------------------------------------
UnitedHealth Group, Inc. (2.2%)           Health-care services
------------------------------------------------------------------------------
Home Depot, Inc. (The) (2.0%)             Retail
------------------------------------------------------------------------------
Black & Decker Manufacturing Co. (1.7%)   Consumer cyclicals
------------------------------------------------------------------------------
Dell, Inc. (1.6%)                         Computers
------------------------------------------------------------------------------
St. Jude Medical, Inc. (1.6%)             Medical technology
------------------------------------------------------------------------------


Finally, Home Depot detracted from the fund's relative performance due to short-term concerns about a potential bubble in the housing market and competition from Lowe's, a major competitor. However, we believe the stock has been overlooked by investors. Management has bought back shares and reduced capital spending, the company's growth rate has been solid, and we believe the home-improvement business should remain strong, even if new home sales decline.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


------------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

With inflation under control, earnings are growing at a healthy pace, and long-term interest rates remain at low levels. We consequently believe we may see gains in the stock market over the next 6 to 12 months. In our opinion, there are many healthy companies that have not seen the kind of stock price gains we believe they deserve. We also believe many strong companies that have seen some price appreciation may be poised for further increases. Having said that, we remain mindful of certain headwinds that have held stocks back thus far in 2005. These concerns include continued increases in short-term interest rates, high energy prices, a potential bubble in the housing market, and the effects of the federal trade and budget deficits on long-term interest rates. As always, we will monitor economic and market conditions, adjusting the portfolio to pursue opportunities as they arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's performance

This section shows your fund's performance during its fiscal year, which ended June 30, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.



----------------------------------------------------------------------------------------
Fund performance

Total return for periods ended 6/30/05

----------------------------------------------------------------------------------------
                  Class A        Class B   Class C       Class M         Class R
(inception dates) (8/31/90)      (3/1/93)  (7/26/99)     (12/1/94)       (1/21/03)
----------------------------------------------------------------------------------------
                   NAV     POP     NAV     CDSC     NAV    CDSC    NAV     POP    NAV
----------------------------------------------------------------------------------------
Annual average
(life of fund)   14.04% 13.63%  13.21%   13.21%  13.19%  13.19%  13.45%  13.18%  13.77%
----------------------------------------------------------------------------------------
10 years         87.67  77.81   74.68    74.68   74.11   74.11   78.51   72.26   83.17
----------------------------------------------------------------------------------------
Annual average    6.50   5.92    5.74     5.74    5.70    5.70    5.97    5.59    6.24
----------------------------------------------------------------------------------------
5 years         -50.65 -53.24  -52.43   -53.25  -52.48  -52.48  -51.86  -53.55  -51.23
----------------------------------------------------------------------------------------
Annual average  -13.17 -14.10  -13.81   -14.11  -13.82  -13.82  -13.60  -14.22  -13.38
----------------------------------------------------------------------------------------
1 year            6.78   1.17    5.97     0.97    5.98    4.98    6.27    2.54    6.51
----------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------------
Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 6/30/95 to 6/30/05

[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

            Putnam New
    Opportunities Fund
        class A shares  Russell Midcap      Russell 3000
                at POP    Growth Index      Growth Index
----------------------------------------------------------------------------
6/30/95          9,475          10,000            10,000
6/30/96         13,770          12,359            12,767
6/30/97         14,357          14,533            16,408
6/30/98         19,059          18,024            21,264
6/30/99         22,454          21,685            26,703
6/30/00         36,034          32,222            33,608
6/30/01         20,503          22,068            21,743
6/30/02         13,797          16,256            16,006
6/30/03         14,015          17,451            16,452
6/30/04         16,652          22,220            19,548
6/30/05        $17,781         $24,634           $19,919

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,468 and $17,411, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,851 ($17,226 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $18,317. See first page of performance section for performance calculation method.

The Russell 3000 Growth Index has replaced the Russell Midcap Growth Index because it more accurately reflects the types of securities generally held by the fund.

----------------------------------------------------------------------------
Comparative index returns

For periods ended 6/30/05

----------------------------------------------------------------------------
                 Russell Midcap   Russell 3000   Lipper Multi-Cap Growth
                   Growth Index   Growth Index   Funds category average*
----------------------------------------------------------------------------
Annual average
(life of fund)           12.08%          9.69%                    11.40%
----------------------------------------------------------------------------
10 years                146.34          99.19                    137.26
Annual average            9.43           7.13                      8.46
----------------------------------------------------------------------------
5 years                 -23.55         -40.73                    -32.05
Annual average           -5.23          -9.93                     -8.58
----------------------------------------------------------------------------
1 year                   10.86           1.90                      5.01
----------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 6/30/05 there were 419, 247, and 73 funds, respectively, in this Lipper category.


----------------------------------------------------------------------------
Fund price and distribution* information

For the 12-month period ended 6/30/05
----------------------------------------------------------------------------
                Class A         Class B  Class C  Class M            Class R
----------------------------------------------------------------------------
Share value:      NAV     POP     NAV      NAV      NAV       POP      NAV
----------------------------------------------------------------------------
6/30/04        $38.96  $41.12  $35.34   $37.49    $36.83    $38.17   $38.85
----------------------------------------------------------------------------
6/30/05         41.60   43.91   37.45    39.73     39.14    40.45+    41.38
----------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on April 1, 2005.


----------------------------------------------------------------------------
Your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.


----------------------------------------------------------------------------
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Opportunities Fund from January 1, 2005, to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

----------------------------------------------------------------------------
                    Class A      Class B      Class C    Class M     Class R
----------------------------------------------------------------------------
Expenses paid
per $1,000*           $5.46        $9.17        $9.16      $7.93       $6.70
----------------------------------------------------------------------------
Ending value
(after expenses)  $1,001.70      $998.10      $998.00    $999.50   $1,000.50
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


----------------------------------------------------------------------------
Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2005, use the calculation method below. To find the value of your investment on January 1, 2005, go to www.putnam.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 01/01/2005 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
How to calculate the expenses you paid
------------------------------------------------------------------------------
                                                                     Total
Value of your                             Expenses paid            = expenses
investment on 1/1/05  [D]     $1,000  x   per $1,000                 paid
------------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [D]     $1,000  x   $5.46 (see table above)  = $54.60
------------------------------------------------------------------------------


----------------------------------------------------------------------------
Compare expenses using the SEC's method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-------------------------------------------------------------------------------
                                Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*         $5.51     $9.25     $9.25     $8.00     $6.76
-------------------------------------------------------------------------------
Ending value (after expenses) $1,019.34 $1,015.62 $1,015.62 $1,016.86 $1,018.10
-------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


----------------------------------------------------------------------------
Compare expenses using industry averages

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
                                Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                    1.10%     1.85%     1.85%     1.60%     1.35%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++     1.57%     2.32%     2.32%     2.07%     1.82%
-------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.


----------------------------------------------------------------------------
Turnover comparisons

Percentage of holdings that change every year

-----------------------------------------------------------------
                                 2005   2004   2003   2002   2001
-----------------------------------------------------------------
Putnam New Opportunities Fund    97%    61%    42%    77%    68%
-----------------------------------------------------------------
Lipper Multi-Cap Growth
Funds category average          150%   150%   177%   152%   180%
-----------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.


Your fund's risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

----------------------------------------------------------------------------
Your fund's Overall Morningstar Risk

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR RISK]

Fund's Overall
Morningstar Risk       5.84

U.S. stock
fund average           3.10

0%  INCREASING RISK    100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Your fund's management

Your fund is managed by the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney is the Portfolio Leader and Brian DeChristopher and Richard Weed are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.


----------------------------------------------------------------------------
Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of June 30, 2005, and June 30, 2004.

-----------------------------------------------------------------------------------------------------------------
                                        $1 -         $10,001 -   $50,001 -    $100,001 -  $500,001 -   $1,000,001
                         Year   $0      $10,000      $50,000     $100,000     $500,000    $1,000,000   and over
-----------------------------------------------------------------------------------------------------------------
Kevin Divney             2005    *
-----------------------------------------------------------------------------------------------------------------
Portfolio Leader         N/A
-----------------------------------------------------------------------------------------------------------------
Brian DeChristopher      N/A
-----------------------------------------------------------------------------------------------------------------
Portfolio Member         N/A
-----------------------------------------------------------------------------------------------------------------
Richard Weed             2005    *
-----------------------------------------------------------------------------------------------------------------
Portfolio Member         2004    *
-----------------------------------------------------------------------------------------------------------------

N/A indicates the individual became a Portfolio Leader or Portfolio Member after the reporting date.



----------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers assigned to the fund as of June 30, 2005, for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable. The calculation does not reflect compensation of individuals who became portfolio team members after the fiscal period-end.

----------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Divney is also a Portfolio Leader of Putnam Vista Fund.

Brian DeChristopher is also a Portfolio Member of Putnam Vista Fund.

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund, Putnam OTC & Emerging Growth Fund, and Putnam Small Cap Growth Fund.

Kevin Divney, Brian DeChristopher, and Richard Weed may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

----------------------------------------------------------------------------
Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended June 30, 2005, your fund's management teams shifted from the Putnam Large-Cap Growth and Specialty Growth teams to the Mid-Cap Growth and Small and Emerging Growth teams. Consequently, Kevin Divney became a Portfolio Leader of your fund. In addition, Portfolio Leader Dan Miller and Portfolio Members Kevin Doerr and Brian O'Toole left your fund's management team. Shortly after the close of the period, Brian DeChristopher became a Portfolio Member of your fund, following the departure of Portfolio Leader Paul Marrkand.



----------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of June 30, 2005, and June 30, 2004.

-----------------------------------------------------------------------------------------
                                                  $1 -     $10,001 -  $50,001 -  $100,001
                                     Year   $0    $10,000  $50,000    $100,000   and over
-----------------------------------------------------------------------------------------
Philippe Bibi                        2005    *
-----------------------------------------------------------------------------------------
Chief Technology Officer             2004    *
-----------------------------------------------------------------------------------------
John Boneparth                       2005    *
-----------------------------------------------------------------------------------------
Head of Global Institutional Mgmt    2004                                 *
-----------------------------------------------------------------------------------------
Joshua Brooks                        2005    *
-----------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-----------------------------------------------------------------------------------------
Kevin Cronin                         2005                                            *
-----------------------------------------------------------------------------------------
Head of Investments                  2004                                 *
-----------------------------------------------------------------------------------------
Charles Haldeman, Jr.                2005                     *
-----------------------------------------------------------------------------------------
President and CEO                    2004    *
-----------------------------------------------------------------------------------------
Amrit Kanwal                         2005                     *
-----------------------------------------------------------------------------------------
Chief Financial Officer              2004                     *
-----------------------------------------------------------------------------------------
Steven Krichmar                      2005    *
-----------------------------------------------------------------------------------------
Chief of Operations                  2004    *
-----------------------------------------------------------------------------------------
Francis McNamara, III                2005            *
-----------------------------------------------------------------------------------------
General Counsel                      2004    *
-----------------------------------------------------------------------------------------
Richard Monaghan                     2005                                            *
-----------------------------------------------------------------------------------------
Head of Retail Management            2004    *
-----------------------------------------------------------------------------------------
Richard Robie, III                   2005    *
-----------------------------------------------------------------------------------------
Chief Administrative Officer         2004    *
-----------------------------------------------------------------------------------------
Edward Shadek                        2005    *
-----------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-----------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 6/30/04.



Terms and definitions

----------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

----------------------------------------------------------------------------
Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


----------------------------------------------------------------------------
Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

----------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.

----------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam
  Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund's current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 7th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.


In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

----------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process - as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel - but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund's Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

      One-year period        Three-year period        Five-year period
----------------------------------------------------------------------------
           56th                     64th                    81st


(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for your fund for the five-year period ended December 31, 2004. In this regard, the Trustees considered that, over the last year, Putnam Management has clarified the fund's investment philosophy and made changes to the investment team. In addition, the fund has adopted a redesigned investment process which incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

----------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Trustees' annual review of your fund's management contract also included the review of its distributor's contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

----------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.


Other information for shareholders

----------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

----------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

----------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Financial statements

----------------------------------------------------------------------------
A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam New Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the "fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2005




The fund's portfolio 6/30/05

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (100.5%)*
----------------------------------------------------------------------------------------------------------------------
                                                                                               Shares            Value
----------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.7%)
Raytheon Co.                                                                                  596,200      $23,323,344
Rockwell Collins, Inc.                                                                        403,900       19,257,952
                                                                                                            42,581,296
----------------------------------------------------------------------------------------------------------------------
Banking (1.2%)
TCF Financial Corp.                                                                           529,800       13,711,224
UnionBanCal Corp.                                                                             314,600       21,053,032
Westcorp                                                                                      177,800        9,320,276
Zions Bancorp.                                                                                387,800       28,514,934
                                                                                                            72,599,466
----------------------------------------------------------------------------------------------------------------------
Beverage (0.3%)
Pepsi Bottling Group, Inc. (The)                                                              620,500       17,752,505
----------------------------------------------------------------------------------------------------------------------
Biotechnology (2.8%)
Affymetrix, Inc. +                                                                            297,900       16,065,747
Amgen, Inc. +                                                                               1,002,700       60,623,242
Celgene Corp. +                                                                               434,600       17,718,642
Connetics Corp. +                                                                             417,400        7,362,936
Genzyme Corp. +                                                                               896,400       53,864,676
Invitrogen Corp. +                                                                            178,800       14,892,252
                                                                                                           170,527,495
----------------------------------------------------------------------------------------------------------------------
Broadcasting (0.6%)
XM Satellite Radio Holdings, Inc. Class A +                                                 1,145,920       38,571,667
----------------------------------------------------------------------------------------------------------------------
Building Materials (0.3%)
Sherwin Williams Co.                                                                          345,900       16,288,431
----------------------------------------------------------------------------------------------------------------------
Chemicals (0.3%)
PPG Industries, Inc.                                                                          273,800       17,183,688
----------------------------------------------------------------------------------------------------------------------
Coal (0.4%)
CONSOL Energy, Inc.                                                                           399,400       21,399,852
----------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.4%)
Administaff, Inc.                                                                              23,800          565,487
Corporate Executive Board Co. (The)                                                           715,500       56,045,115
Google, Inc. Class A +                                                                         94,600       27,826,590
                                                                                                            84,437,192
----------------------------------------------------------------------------------------------------------------------
Communications Equipment (4.9%)
Cisco Systems, Inc. +                                                                       8,795,300      168,078,183
F5 Networks, Inc. +                                                                           346,700       16,376,375
Harris Corp.                                                                                1,683,700       52,548,277
Nokia OYJ ADR (Finland)                                                                     1,379,900       22,961,536
Scientific-Atlanta, Inc.                                                                      991,500       32,987,205
Tellabs, Inc. +                                                                               375,800        3,269,460
                                                                                                           296,221,036
----------------------------------------------------------------------------------------------------------------------
Computers (4.9%)
Anixter International, Inc. +                                                                 521,300       19,376,721
Apple Computer, Inc. +                                                                      1,018,300       37,483,623
Dell, Inc. +                                                                                2,486,000       98,221,860
Lexmark International, Inc. Class A +                                                         291,300       18,884,979
Micros Systems, Inc. +                                                                        590,400       26,420,400
NCR Corp. +                                                                                   418,300       14,690,696
Network Appliance, Inc. +                                                                   1,716,700       48,531,109
Take-Two Interactive Software, Inc. +                                                         333,750        8,493,938
Western Digital Corp. +                                                                     1,451,600       19,480,472
                                                                                                           291,583,798
----------------------------------------------------------------------------------------------------------------------
Conglomerates (0.5%)
Danaher Corp.                                                                                 374,300       19,590,862
Textron, Inc.                                                                                 146,100       11,081,685
                                                                                                            30,672,547
----------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (2.2%)
Black & Decker Manufacturing Co.                                                            1,142,200      102,626,670
Harman International Industries, Inc.                                                         327,000       26,604,720
                                                                                                           129,231,390
----------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.2%)
Capital One Financial Corp.                                                                   849,800       67,992,498
Countrywide Financial Corp.                                                                   704,300       27,193,023
First Marblehead Corp. (The) +                                                                 36,054        1,264,053
Providian Financial Corp. +                                                                 1,966,500       34,669,395
                                                                                                           131,118,969
----------------------------------------------------------------------------------------------------------------------
Consumer Goods (4.1%)
Energizer Holdings, Inc. +                                                                    822,000       51,103,740
Newell Rubbermaid, Inc.                                                                       413,300        9,853,072
Procter & Gamble Co. (The)                                                                  3,112,900      164,205,475
Weight Watchers International, Inc. +                                                         290,000       14,966,900
Yankee Candle Co., Inc. (The)                                                                 206,800        6,638,280
                                                                                                           246,767,467
----------------------------------------------------------------------------------------------------------------------
Consumer Services (1.9%)
Alliance Data Systems Corp. +                                                               1,248,200       50,626,992
Getty Images, Inc. +                                                                          684,100       50,801,266
Labor Ready, Inc. +                                                                            81,700        1,904,427
Valueclick, Inc. +                                                                          1,081,600       13,336,128
                                                                                                           116,668,813
----------------------------------------------------------------------------------------------------------------------
Distributors (0.2%)
Hughes Supply, Inc.                                                                           389,400       10,942,140
----------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.4%)
WESCO International, Inc. +                                                                   740,240       23,228,731
----------------------------------------------------------------------------------------------------------------------
Electronics (7.0%)
Amphenol Corp. Class A                                                                        564,100       22,659,897
Arrow Electronics, Inc. +                                                                     387,400       10,521,784
Atmel Corp. +                                                                               4,579,300       10,852,941
Freescale Semiconductor, Inc. Class A +                                                       914,100       19,205,241
Intel Corp.                                                                                 5,322,300      138,699,138
International Rectifier Corp. +                                                               366,400       17,484,608
Linear Technology Corp.                                                                     1,659,000       60,868,710
Microchip Technology, Inc.                                                                    505,800       14,981,796
Motorola, Inc.                                                                              2,250,400       41,092,304
National Semiconductor Corp.                                                                  535,900       11,805,877
SanDisk Corp. +                                                                             1,441,700       34,211,541
Storage Technology Corp. +                                                                    574,500       20,848,605
Texas Instruments, Inc.                                                                       679,900       19,084,793
                                                                                                           422,317,235
----------------------------------------------------------------------------------------------------------------------
Energy (1.1%)
CAL Dive International, Inc. +                                                                372,900       19,528,773
Cooper Cameron Corp. +                                                                        325,700       20,209,685
Superior Energy Services +                                                                    627,900       11,176,620
Unit Corp. +                                                                                  339,100       14,923,791
                                                                                                            65,838,869
----------------------------------------------------------------------------------------------------------------------
Entertainment (0.5%)
Pixar, Inc. +                                                                                 601,200       30,090,060
----------------------------------------------------------------------------------------------------------------------
Financial (1.8%)
American Express Co.                                                                          389,600       20,738,408
Chicago Mercantile Exchange Holdings, Inc. (The)                                               98,500       29,106,750
First American Corp.                                                                           47,300        1,898,622
Moody's Corp.                                                                               1,228,000       55,210,880
                                                                                                           106,954,660
----------------------------------------------------------------------------------------------------------------------
Food (0.2%)
7-Eleven, Inc. +                                                                              463,800       14,025,312
----------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.2%)
Crown Holdings, Inc. +                                                                        765,000       10,885,950
----------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.1%)
Ameristar Casinos, Inc.                                                                       800,800       20,892,872
Boyd Gaming Corp.                                                                             351,700       17,982,421
GTECH Holdings Corp.                                                                          836,000       24,444,640
                                                                                                            63,319,933
----------------------------------------------------------------------------------------------------------------------
Health Care Services (5.1%)
AmerisourceBergen Corp.                                                                       275,200       19,030,080
Coventry Health Care, Inc. +                                                                  276,800       19,583,600
Laboratory Corp. of America Holdings +                                                        267,100       13,328,290
Lincare Holdings, Inc. +                                                                      551,300       22,515,092
McKesson Corp.                                                                                481,400       21,561,906
PacifiCare Health Systems, Inc. +                                                             246,300       17,598,135
UnitedHealth Group, Inc.                                                                    2,493,000      129,985,020
VCA Antech, Inc. +                                                                            224,800        5,451,400
WellPoint, Inc. +                                                                             809,700       56,387,508
                                                                                                           305,441,031
----------------------------------------------------------------------------------------------------------------------
Homebuilding (1.7%)
KB Home                                                                                       212,200       16,176,006
NVR, Inc. +                                                                                   102,500       83,025,000
                                                                                                            99,201,006
----------------------------------------------------------------------------------------------------------------------
Insurance (2.1%)
Everest Re Group, Ltd. (Barbados)                                                             453,900       42,212,700
Genworth Financial, Inc. Class A                                                              496,300       15,003,149
Selective Insurance Group                                                                     294,800       14,607,340
W.R. Berkley Corp.                                                                          1,093,950       39,032,136
Zenith National Insurance Corp.                                                               181,200       12,296,232
                                                                                                           123,151,557
----------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.3%)
Bear Stearns Cos., Inc. (The)                                                                 462,400       48,061,856
Eaton Vance Corp.                                                                             587,800       14,054,298
Goldman Sachs Group, Inc. (The)                                                               360,300       36,757,806
Lazard, Ltd. Class A (Bermuda) +                                                              656,000       15,252,000
Lehman Brothers Holdings, Inc.                                                                258,800       25,693,664
                                                                                                           139,819,624
----------------------------------------------------------------------------------------------------------------------
Leisure (0.6%)
Brunswick Corp.                                                                               297,600       12,892,032
Polaris Industries, Inc.                                                                      394,500       21,303,000
                                                                                                            34,195,032
----------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.2%)
Choice Hotels International, Inc.                                                             181,200       11,904,840
----------------------------------------------------------------------------------------------------------------------
Machinery (0.8%)
Cummins, Inc.                                                                                 247,400       18,458,514
Terex Corp. +                                                                                 306,800       12,087,920
Timken Co.                                                                                    816,400       18,858,840
                                                                                                            49,405,274
----------------------------------------------------------------------------------------------------------------------
Manufacturing (0.3%)
Mettler-Toledo International, Inc. (Switzerland) +                                            433,000       20,169,140
----------------------------------------------------------------------------------------------------------------------
Medical Technology (10.4%)
Bausch & Lomb, Inc.                                                                           299,400       24,850,200
Becton, Dickinson and Co.                                                                     584,400       30,663,468
Biomet, Inc.                                                                                1,118,300       38,737,912
C.R. Bard, Inc.                                                                             1,049,700       69,815,547
Charles River Laboratories International, Inc. +                                            1,008,300       48,650,475
Dade Behring Holdings, Inc.                                                                   347,300       22,577,973
Gen-Probe, Inc. +                                                                             362,642       13,138,520
Haemonetics Corp. +                                                                           593,800       24,132,032
Immucor, Inc. +                                                                               511,400       14,805,030
Kinetic Concepts, Inc. +                                                                      664,500       39,870,000
Medtronic, Inc.                                                                             1,207,400       62,531,246
Respironics, Inc. +                                                                         1,490,000       53,803,900
St. Jude Medical, Inc. +                                                                    2,159,500       94,175,795
Sybron Dental Specialties, Inc. +                                                             320,400       12,053,448
Varian Medical Systems, Inc. +                                                              1,608,700       60,052,771
Waters Corp. +                                                                                348,100       12,938,877
                                                                                                           622,797,194
----------------------------------------------------------------------------------------------------------------------
Metals (1.2%)
AK Steel Holding Corp. +                                                                    1,638,400       10,502,144
Century Aluminum Co. +                                                                        390,200        7,960,080
Nucor Corp.                                                                                   314,800       14,361,176
Phelps Dodge Corp.                                                                            300,800       27,824,000
Steel Dynamics, Inc.                                                                          477,000       12,521,250
                                                                                                            73,168,650
----------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.6%)
Amerada Hess Corp.                                                                            257,400       27,415,674
Burlington Resources, Inc.                                                                    927,500       51,235,100
Noble Energy, Inc.                                                                            268,600       20,319,590
Oil States International, Inc. +                                                              442,400       11,135,208
Southwestern Energy Co. +                                                                     280,400       13,173,192
Sunoco, Inc.                                                                                  375,300       42,664,104
Tesoro Petroleum Corp.                                                                        473,500       22,027,220
Valero Energy Corp.                                                                           314,100       24,848,451
                                                                                                           212,818,539
----------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (6.2%)
Barr Pharmaceuticals, Inc. +                                                                  856,150       41,728,751
Caremark Rx, Inc. +                                                                           774,600       34,485,192
Cephalon, Inc. +                                                                            1,147,100       45,666,051
Johnson & Johnson                                                                           3,454,400      224,536,000
Medicis Pharmaceutical Corp. Class A                                                          212,300        6,736,279
Mylan Laboratories, Inc.                                                                      958,300       18,437,692
                                                                                                           371,589,965
----------------------------------------------------------------------------------------------------------------------
Railroads (0.4%)
Canadian National Railway Co. (Canada)                                                        461,100       26,582,415
----------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
CEC Entertainment, Inc. +                                                                     613,400       25,818,006
Darden Restaurants, Inc.                                                                      605,300       19,962,794
                                                                                                            45,780,800
----------------------------------------------------------------------------------------------------------------------
Retail (8.7%)
Abercrombie & Fitch Co. Class A                                                               219,200       15,059,040
Advance Auto Parts, Inc. +                                                                    449,400       29,008,770
Aeropostale, Inc. +                                                                           958,100       32,192,160
American Eagle Outfitters, Inc.                                                             2,365,100       72,490,315
Best Buy Co., Inc.                                                                            514,301       35,255,299
Coach, Inc. +                                                                                 714,000       23,968,980
Coldwater Creek, Inc. +                                                                       796,850       19,849,534
Home Depot, Inc. (The)                                                                      3,088,800      120,154,320
Michaels Stores, Inc.                                                                       1,770,000       73,224,900
Pantry, Inc. (The) +                                                                          404,800       15,677,904
PETCO Animal Supplies, Inc. +                                                                 778,300       22,819,756
Staples, Inc.                                                                               2,950,050       62,895,066
                                                                                                           522,596,044
----------------------------------------------------------------------------------------------------------------------
Schools (1.3%)
Apollo Group, Inc. Class A +                                                                  584,100       45,688,302
Career Education Corp. +                                                                      657,959       24,087,879
ITT Educational Services, Inc. +                                                              166,000        8,867,720
                                                                                                            78,643,901
----------------------------------------------------------------------------------------------------------------------
Semiconductor (0.4%)
Lam Research Corp. +                                                                          654,800       18,949,912
Photronics, Inc. +                                                                            289,800        6,763,932
                                                                                                            25,713,844
----------------------------------------------------------------------------------------------------------------------
Shipping (0.5%)
J. B. Hunt Transport Services, Inc.                                                         1,427,000       27,541,100
----------------------------------------------------------------------------------------------------------------------
Software (8.7%)
Adobe Systems, Inc.                                                                         2,710,400       77,571,648
Amdocs, Ltd. (Guernsey) +                                                                     699,400       18,485,142
Autodesk, Inc.                                                                                499,400       17,164,378
BMC Software, Inc. +                                                                        2,132,700       38,281,965
Citrix Systems, Inc. +                                                                      3,125,400       67,696,164
Cognos, Inc. (Canada) +                                                                       485,500       16,574,970
McAfee, Inc. +                                                                                774,000       20,263,320
Microsoft Corp. #                                                                           8,543,500      212,220,540
MicroStrategy, Inc. +                                                                         261,200       13,854,048
Symantec Corp. +                                                                            1,782,500       38,751,550
                                                                                                           520,863,725
----------------------------------------------------------------------------------------------------------------------
Technology (0.2%)
Dun & Bradstreet Corp. (The) +                                                                160,500        9,894,825
----------------------------------------------------------------------------------------------------------------------
Technology Services (1.9%)
Accenture, Ltd. Class A (Bermuda) +                                                           894,000       20,266,980
Automatic Data Processing, Inc.                                                               997,700       41,873,469
Global Payments, Inc.                                                                         320,100       21,702,780
Ingram Micro, Inc. Class A +                                                                  623,600        9,765,576
VeriSign, Inc. +                                                                              649,900       18,691,124
                                                                                                           112,299,929
----------------------------------------------------------------------------------------------------------------------
Telecommunications (0.3%)
Earthlink, Inc. +                                                                           2,380,771       20,617,477
----------------------------------------------------------------------------------------------------------------------
Textiles (1.6%)
NIKE, Inc. Class B                                                                          1,082,700       93,761,820
----------------------------------------------------------------------------------------------------------------------
Total common stocks (cost $5,365,391,606)                                                               $6,019,166,234

----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.4%) * (cost $22,083,196)                                             Shares            Value
----------------------------------------------------------------------------------------------------------------------
Putnam Prime Money Market Fund (e)                                                         22,083,196      $22,083,196

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
Total investments (cost $5,387,474,802)                                                                 $6,041,249,430


  * Percentages indicated are based on net assets of $5,987,549,800.

  + Non-income-producing security.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2005.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

    At June 30, 2005, liquid assets totaling $13,920,652 have been designated as collateral for forward commitments and open futures contracts.

    ADR after the name of a foreign holding stands for American Depositary
    Receipts, representing ownership of foreign securities on deposit with a custodian bank.





--------------------------------------------------------------------------------------------------
FUTURES CONTRACTS OUTSTANDING at 6/30/05
--------------------------------------------------------------------------------------------------
                                                                                        Unrealized
                                      Number of                        Expiration    appreciation/
                                      contracts            Value             date   (depreciation)
--------------------------------------------------------------------------------------------------
NASDAQ 100 Index Mini (Long)                 79       $2,374,740           Sep-05         $(57,078)
Russell 2000 Index Mini (Long)               92        5,916,520           Sep-05          191,636
S&P 500 Index (Long)                          5        1,494,375           Sep-05           (4,456)
--------------------------------------------------------------------------------------------------
Total                                                                                     $130,102

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities 6/30/05

-------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,365,391,606)                        $6,019,166,234
Affiliated issuers (identified cost $22,083,196) (Note 5)                        22,083,196
-------------------------------------------------------------------------------------------
Cash                                                                                 79,467
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         5,444,091
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              302,355
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   98,002,260
-------------------------------------------------------------------------------------------
Total assets                                                                  6,145,077,603

-------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               113,409
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 60,736,807
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       82,290,877
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                               8,029,644
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,395,515
-------------------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                              885,455
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,731
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            3,662,483
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              407,882
-------------------------------------------------------------------------------------------
Total liabilities                                                               157,527,803

Net assets                                                                   $5,987,549,800

-------------------------------------------------------------------------------------------
REPRESENTED BY
-------------------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)                $9,968,268,145
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                  (4,634,622,523)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                653,904,178
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $5,987,549,800

-------------------------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($4,650,755,271 divided by 111,784,890 shares)                                       $41.60
-------------------------------------------------------------------------------------------
Offering price per class A share
(100/94.75 of $41.60)*                                                               $43.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($784,295,056 divided by 20,943,188 shares)**                                        $37.45
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($42,826,552 divided by 1,077,806 shares)**                                          $39.73
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($104,545,463 divided by 2,671,350 shares)                                           $39.14
-------------------------------------------------------------------------------------------
Offering price per class M share
(100/96.75 of $39.14)*                                                               $40.45
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($184,396 divided by 4,456 shares)                                                   $41.38
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($404,943,062 divided by 9,424,613 shares)                                           $42.97
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations Year ended 6/30/05

---------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign tax of $122,921)                      $70,507,490
---------------------------------------------------------------------------
Interest (including interest income of $1,419,410
from investments in affiliated issuers) (Note 5)                  1,757,408
---------------------------------------------------------------------------
Other income (Note 6)                                             3,010,524
---------------------------------------------------------------------------
Total investment income                                          75,275,422

---------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------
Compensation of Manager (Note 2)                                 35,159,932
---------------------------------------------------------------------------
Investor servicing fees (Note 2)                                 21,022,191
---------------------------------------------------------------------------
Custodian fees (Note 2)                                             323,123
---------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                          186,509
---------------------------------------------------------------------------
Administrative services (Note 2)                                    115,905
---------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                            11,860,206
---------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                            11,321,067
---------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                               471,469
---------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               861,994
---------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                   546
---------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                 256,854
---------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                           (256,854)
---------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                     (103,341)
---------------------------------------------------------------------------
Other                                                             1,792,812
---------------------------------------------------------------------------
Total expenses                                                   83,012,413
---------------------------------------------------------------------------
Expense reduction (Note 2)                                       (4,571,344)
---------------------------------------------------------------------------
Net expenses                                                     78,441,069
---------------------------------------------------------------------------
Net investment loss                                              (3,165,647)
---------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                886,644,417
---------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                  11,217,378
---------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           2,030
---------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                430,519
---------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                (1,285)
---------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and written options during the year                  (506,148,398)
---------------------------------------------------------------------------
Net gain on investments                                         392,144,661
---------------------------------------------------------------------------
Net increase in net assets resulting from operations           $388,979,014

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

---------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
---------------------------------------------------------------------------------------------
                                                                 Year ended        Year ended
                                                                    6/30/05           6/30/04
---------------------------------------------------------------------------------------------
Operations:
Net investment loss                                             $(3,165,647)     $(59,236,644)
---------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                           898,294,344     1,627,695,547
---------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies               (506,149,683)        34,872,707
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            388,979,014     1,603,331,610
---------------------------------------------------------------------------------------------
Redemption fees (Note 1)                                             13,971             1,447
---------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)            (2,191,303,347)   (3,093,016,196)
---------------------------------------------------------------------------------------------
Total decrease in net assets                                 (1,802,310,362)   (1,489,683,139)

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Beginning of year                                             7,789,860,162     9,279,543,301
---------------------------------------------------------------------------------------------
End of year                                                  $5,987,549,800    $7,789,860,162


The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year ended
                                                            6/30/05        6/30/04        6/30/03        6/30/02       6/30/01
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                          $38.96         $32.79         $32.28         $47.97        $96.61
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)                                .03 (d,f,g)   (.19) (d)      (.17)          (.22)         (.37)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                     2.61           6.36            .68         (15.47)       (38.81)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                          2.64           6.17            .51         (15.69)       (39.18)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                                                   --             --             --             --         (9.46)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              --             --             --             --         (9.46)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                                  -- (e)         -- (e)         --             --            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                $41.60         $38.96         $32.79         $32.28        $47.97
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                         6.78 (g)      18.82           1.58          (32.71)      (43.10)

------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $4,650,755     $5,075,005     $6,262,164     $7,683,016   $12,595,034
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                      1.12 (d)       1.09 (d)       1.09            .98           .89
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                       .07 (d,f,g)   (.52) (d)      (.57)          (.57)         (.55)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                        97.25          60.86          42.43          76.67         67.74


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.39% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.05% of average net assets for class A shares (Note 6).

    The accompanying notes are an integral part of these financial statements.





Financial highlights (For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year ended
                                                     6/30/05         6/30/04         6/30/03         6/30/02         6/30/01
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $35.34          $29.96          $29.72          $44.50         $91.07
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment loss (a)                                 (.24) (d,f,g)   (.43) (d)       (.36)           (.48)          (.77)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              2.35            5.81             .60          (14.30)        (36.34)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                   2.11            5.38             .24          (14.78)        (37.11)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                                            --              --              --              --          (9.46)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       --              --              --              --          (9.46)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                           -- (e)          -- (e)          --              --             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $37.45          $35.34          $29.96          $29.72         $44.50
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                  5.97 (g)       17.96             .81          (33.21)        (43.48)

------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $784,295      $1,674,238      $1,850,775      $2,739,100     $6,137,938
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               1.87 (d)        1.84 (d)        1.84            1.73           1.53
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                               (.68) (d,f,g)  (1.27) (d)      (1.33)          (1.32)         (1.19)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 97.25           60.86           42.43           76.67          67.74


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.42% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management's ettlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class B shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended
                                                     6/30/05         6/30/04         6/30/03         6/30/02        6/30/01
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $37.49          $31.79          $31.53          $47.21         $95.94
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                 (.25) (d,f,g)   (.45) (d)       (.37)           (.50)          (.82)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              2.49            6.15             .63          (15.18)        (38.45)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                   2.24            5.70             .26          (15.68)        (39.27)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                                            --              --              --              --          (9.46)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       --              --              --              --          (9.46)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                           -- (e)          -- (e)          --              --             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $39.73          $37.49          $31.79          $31.53         $47.21
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                  5.98 (g)       17.93             .83          (33.21)        (43.53)

------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                       $42,827         $55,005         $64,015         $79,149       $136,417
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               1.87 (d)        1.84 (d)        1.84            1.73           1.64
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                               (.68) (d,f,g)  (1.27) (d)      (1.32)          (1.32)         (1.29)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 97.25           60.86           42.43           76.67          67.74

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.40% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.05% of average net assets for class C shares (Note 6).

   The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year ended
                                                     6/30/05         6/30/04         6/30/03         6/30/02        6/30/01
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $36.83          $31.15          $30.82          $46.03         $93.63
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment loss (a)                                 (.16) (d,f,g)   (.36) (d)       (.30)           (.40)          (.69)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                              2.47            6.04             .63          (14.81)        (37.45)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                   2.31            5.68             .33          (15.21)        (38.14)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                                            --              --              --              --          (9.46)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       --              --              --              --          (9.46)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                           -- (e)          -- (e)          --              --             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $39.14          $36.83          $31.15          $30.82         $46.03
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              6.27 (g)           18.24            1.07          (33.04)        (43.38)

------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $104,545        $134,157        $171,675        $223,964       $411,251
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               1.62 (d)        1.59 (d)        1.59            1.48           1.39
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                               (.43) (d,f,g)  (1.02) (d)      (1.07)          (1.07)         (1.05)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 97.25           60.86           42.43           76.67          67.74

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.15 per share and 0.40% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.02 per share and 0.05% of average net assets for class M shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                 Year ended                   Year ended                        Period
                                                    6/30/05                      6/30/04              1/21/03+-6/30/03
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                  $38.85                       $32.76                        $28.90
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment loss (a)                                (.09) (d,f,g)                (.27) (d)                     (.10)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                    2.62                         6.36                          3.96
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                  2.53                         6.09                          3.86
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                          -- (e)                       -- (e)                        --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                        $41.38                       $38.85                        $32.76
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                 6.51 (g)                    18.59                         13.36 *

------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $184                          $25                            $1
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                              1.37 (d)                     1.34 (d)                       .59 *
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                              (.23) (d,f,g)                (.76) (d)                     (.36) *
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                97.25                        60.86                         42.43


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.12 per share and 0.31% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.03 per share and 0.08% of average net assets for class R shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year ended
                                                          6/30/05       6/30/04       6/30/03       6/30/02      6/30/01
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $40.14        $33.70        $33.09        $49.05       $98.28
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)                              .13(d,f,g)   (.10) (d)     (.10)         (.13)        (.21)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   2.70          6.54           .71        (15.83)      (39.56)
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        2.83          6.44           .61        (15.96)      (39.77)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
From net realized gain
on investments                                                 --            --            --            --        (9.46)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            --            --            --            --        (9.46)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                                --(e)         -- (e)        --            --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $42.97        $40.14        $33.70        $33.09       $49.05
------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                       7.05(g)         19.11       1.85        (32.54)      (42.96)

------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $404,943      $851,430      $930,912    $1,170,852   $1,703,399
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                     .87(d)        .84(d)        .84           .73          .64
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                     .34(d,f,g)   (.27)(d)      (.33)         (.32)        (.30)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      97.25         60.86         42.43         76.67        67.74


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.17 per share and 0.43% of average net assets.

(g) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class Y shares (Note 6).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements 6/30/05

Note 1: Significant accounting policies

Putnam New Opportunities Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2005, the fund had a capital loss carryover of $4,613,472,142 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

--------------------------------
Loss Carryover        Expiration
--------------------------------
$2,836,984,224     June 30, 2010
--------------------------------
 1,776,487,918     June 30, 2011
--------------------------------

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, both realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2005, the fund reclassified $3,165,647 to decrease accumulated net investment loss and $3,660,465 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $494,818.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation         $815,875,338
Unrealized depreciation         (183,125,665)
                              --------------
Net unrealized appreciation      632,749,673
Capital loss carryforward     (4,613,472,142)
Cost for federal income
tax purposes                  $5,408,499,757

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2006, to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended June 30, 2005, Putnam Management has assumed $256,854 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2005, the fund paid PFTC $20,834,890 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2005, the fund's expenses were reduced by $4,571,344 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,271, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended.


Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $177,030 and $5,450 from the sale of class A and class M shares, respectively, and received $1,925,900 and $3,563 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2005, Putnam Retail Management, acting as underwriter, received $7,803 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,447,441,893 and $8,522,576,263, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

----------------------------------------------------------
                              Contract         Premiums
                               Amounts         Received
----------------------------------------------------------
Written options
outstanding at
beginning of year              566,310         $281,528
----------------------------------------------------------
Options opened               1,219,544          711,697
Options exercised             (185,956)        (114,131)
Options expired             (1,387,177)        (762,864)
Options closed                (212,721)        (116,230)
----------------------------------------------------------
Written options
outstanding at
end of year                         --               --
----------------------------------------------------------

Note 4: Capital shares

At June 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

------------------------------------------------------------------------
CLASS A                                        Shares             Amount
------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                22,948,084      $886,479,528
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                           22,948,084       886,479,528
------------------------------------------------------------------------
Shares repurchased                       (41,417,076)    (1,620,097,643)
------------------------------------------------------------------------
Net decrease                             (18,468,992)     $(733,618,115)

Year ended 6/30/04:

Shares sold                                14,590,688      $535,347,675
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                           14,590,688       535,347,675
------------------------------------------------------------------------
Shares repurchased                       (75,306,819)    (2,799,613,692)
------------------------------------------------------------------------
Net decrease                             (60,716,131)   $(2,264,266,017)

------------------------------------------------------------------------
CLASS B                                        Shares             Amount
------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                 1,409,602       $49,728,811
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                            1,409,602        49,728,811
------------------------------------------------------------------------
Shares repurchased                       (27,845,983)      (971,691,503)
------------------------------------------------------------------------
Net decrease                             (26,436,381)     $(921,962,692)

Year ended 6/30/04:

Shares sold                                 3,322,964      $111,478,176
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                            3,322,964       111,478,176
------------------------------------------------------------------------
Shares repurchased                       (17,708,510)      (600,679,415)
------------------------------------------------------------------------
Net decrease                             (14,385,546)     $(489,201,239)

------------------------------------------------------------------------
CLASS C                                        Shares             Amount
------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                   101,542        $3,817,980
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                              101,542         3,817,980
------------------------------------------------------------------------
Shares repurchased                          (490,866)       (18,373,952)
------------------------------------------------------------------------
Net decrease                                (389,324)      $(14,555,972)

Year ended 6/30/04:

Shares sold                                   231,436        $8,172,503
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                              231,436         8,172,503
------------------------------------------------------------------------
Shares repurchased                          (777,907)       (27,913,184)
------------------------------------------------------------------------
Net decrease                                (546,471)      $(19,740,681)

------------------------------------------------------------------------
CLASS M                                        Shares             Amount
------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                   249,786        $9,211,102
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                              249,786         9,211,102
------------------------------------------------------------------------
Shares repurchased                        (1,220,735)       (45,132,105)
------------------------------------------------------------------------
Net decrease                                (970,949)      $(35,921,003)

Year ended 6/30/04:

Shares sold                                   456,573       $15,939,886
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                              456,573        15,939,886
------------------------------------------------------------------------
Shares repurchased                        (2,324,721)       (81,851,788)
------------------------------------------------------------------------
Net decrease                              (1,868,148)      $(65,911,902)

------------------------------------------------------------------------
CLASS R                                        Shares             Amount
------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                     5,012          $196,076
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                                5,012           196,076
------------------------------------------------------------------------
Shares repurchased                            (1,204)           (48,601)
------------------------------------------------------------------------
Net increase                                    3,808          $147,475

Year ended 6/30/04:

Shares sold                                       633           $24,270
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                                  633            24,270
------------------------------------------------------------------------
Shares repurchased                               (20)              (802)
------------------------------------------------------------------------
Net increase                                      613           $23,468

------------------------------------------------------------------------
CLASS Y                                        Shares             Amount
------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                 2,889,224      $114,469,140
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                            2,889,224       114,469,140
------------------------------------------------------------------------
Shares repurchased                       (14,676,760)      (599,862,180)
------------------------------------------------------------------------
Net decrease                             (11,787,536)     $(485,393,040)

Year ended 6/30/04:

Shares sold                                 8,529,967      $320,027,694
------------------------------------------------------------------------
Shares issued in connection
with reinvestment of distributions                 --                --
------------------------------------------------------------------------
                                            8,529,967       320,027,694
------------------------------------------------------------------------
Shares repurchased                       (14,943,384)      (573,947,519)
------------------------------------------------------------------------
Net decrease                              (6,413,417)     $(253,919,825)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2005, management fees paid were reduced by $103,341 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,419,410 for the period ended June 30, 2005. During the year ended June 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $1,576,602,478 and $1,625,539,257, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts, which are included in Other income on the Statement of operations, subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Shareholder meeting results (Unaudited)


A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

----------------------------------------------------------------------------
November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

----------------------------------------------------
                                           Votes
                           Votes For       Withheld
----------------------------------------------------
Jameson A. Baxter          113,453,010     5,295,919
----------------------------------------------------
Charles B. Curtis          113,103,198     5,645,731
----------------------------------------------------
Myra R. Drucker            114,336,142     4,412,787
----------------------------------------------------
Charles E. Haldeman, Jr.   114,335,290     4,413,639
----------------------------------------------------
John A. Hill               113,462,522     5,286,407
----------------------------------------------------
Ronald J. Jackson*         113,496,027     5,252,902
----------------------------------------------------
Paul L. Joskow             113,454,552     5,294,377
----------------------------------------------------
Elizabeth T. Kennan        113,355,675     5,393,254
----------------------------------------------------
John H. Mullin, III        113,468,723     5,280,206
----------------------------------------------------
Robert E. Patterson        113,423,684     5,325,245
----------------------------------------------------
George Putnam, III         113,400,111     5,348,818
----------------------------------------------------
A.J.C. Smith+              113,360,795     5,388,134
----------------------------------------------------
W. Thomas Stephens         113,433,818     5,315,111
----------------------------------------------------
Richard B. Worley          114,332,735     4,416,194
----------------------------------------------------

* Mr. Jackson retired from the Board of Trustees on June 10, 2005.

+ Mr. Smith retired from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.

----------------------------------------------------------------------------
January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:

---------------------------------------------
Votes For         Votes Against   Abstentions
---------------------------------------------
72,516,047        8,322,183       37,841,141
---------------------------------------------

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

---------------------------------------------
Votes For         Votes Against   Abstentions
---------------------------------------------
72,912,864        8,034,507       37,732,000
---------------------------------------------

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was defeated as follows:

---------------------------------------------
Votes For         Votes Against   Abstentions
---------------------------------------------
77,103,763        4,088,773       37,486,835
---------------------------------------------

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

---------------------------------------------
Votes For        Votes Against    Abstentions
---------------------------------------------
67,711,783       12,439,915       38,527,673
---------------------------------------------

All tabulations are rounded to nearest whole number.


Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended June 30, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, JP Morgan Clearing, Merrill Lynch, and SG Cowen. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended June 30, 2005.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

----------------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms.Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

----------------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

----------------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

----------------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

----------------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

----------------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St.Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

----------------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

----------------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (apublicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

----------------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

----------------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

----------------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr.Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

----------------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of June 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.*


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)

Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)

Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)

Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)

Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)

Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)

Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)

Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)

Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During  2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)

Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)

Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)

Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)

Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005


The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.


Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager


This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[blank page]


[LOGO OMITTED]

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



[GRAPHIC OMITTED: SCALE]


Not FDIC Insured    May Lose Value    No Bank Guarantee

AN013    226459    8/05




[GRAPHIC OMITTED: PUTNAM LOGO]
--------------------------------------------------------------------------------
Putnam New Opportunities Fund
Supplement to Annual Report dated 6/30/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
--------------------------------------------------------------------------------

Total return for periods ended 6/30/05

                                                                      NAV
Life of fund (since class A inception, 8/31/90)
Annual average                                                      14.26%
10 years                                                            92.45
Annual average                                                       6.77
5 years                                                            -50.03
Annual average                                                     -12.95
1 year                                                               7.05

Share value:                                                          NAV

6/30/04                                                            $40.14
6/30/05                                                            $42.97

Distributions:     No.   Income       Capital gains       Total
                   --      --    Long-term   Short-term     --
                                    --          --
--------------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/19/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 15-16 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
--------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 6/30/05

                                                                  Class Y
Expenses paid per $1,000*                                           $4.22
Ending value (after expenses)                                   $1,003.30
--------------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 6/30/05

                                                                  Class Y
Expenses paid per $1,000*                                           $4.26
Ending value (after expenses)                                   $1,020.58
--------------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio +                               0.85%
Average annualized expense ratio for Lipper peer group ++            1.32%

 + For the fund's most recent fiscal half year; may differ from expense rations based on one-year data in financial highlights.

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
--------------------------------------------------------------------------------




Item 2. Code of Ethics:
----------------------------------------------------------------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

Item 3. Audit Committee Financial Expert:
----------------------------------------------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
----------------------------------------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

Fiscal year ended Audit  Fees Audit-Related Fees Tax Fees  All Other Fees
June 30, 2005     $108,521*   $--                $3,408    $3,876
June 30, 2004     $96,366*    $--                $3,868    $1,637

* Includes fees of $7,901 and $3,399 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2005 and June 30, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended June 30, 2005 and June 30, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 197,609 and $ 139,133 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
                                                               Total
                    Audit-Related                All           Non-Audit
Fiscal year ended            Fees   Tax Fees     Other Fees    Fees
-----------------   -------------   ----------   -----------   ----------
June 30, 2005       $--             $--           $--         $--
June 30, 2004       $--             $--           $--         $--


Item 5. Audit Committee:
----------------------------------------------------------------------------

Not applicable

Item 6. Schedule of Investments:
----------------------------------------------------------------------------

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
----------------------------------------------------------------------------
Management Investment Companies:
------------------------------------

Not applicable


Item 8. Purchases of Equity Securities by Closed-End Management Investment
----------------------------------------------------------------------------
Companies and Affiliated Purchasers:
------------------------------------

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:
----------------------------------------------------------------------------

Not applicable

Item 10. Controls and Procedures:
----------------------------------------------------------------------------
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 11. Exhibits:
----------------------------------------------------------------------------
(a)  The Code of Ethics of The Putnam Funds, which incorporates the
Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):               /s/Michael T. Healy
                                        ---------------------------
                                        Michael T. Healy
                                        Principal Accounting Officer
Date: August 29, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):               /s/Charles E. Porter
                                        ---------------------------
                                        Charles E. Porter
                                        Principal Executive Officer
Date: August 29, 2005



By (Signature and Title):               /s/Steven D. Krichmar
                                        ---------------------------
                                        Steven D. Krichmar
                                        Principal Financial Officer
Date: August 29, 2005